Toroso Newfound Tactical Allocation Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 11, 2016 to the
Summary Prospectus dated May 4, 2015,
Prospectus and Statement of Additional Information, both dated May 1, 2015

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Toroso Newfound Tactical Allocation Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund is closed to all new investment. Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about March 30, 2016 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-800-207-7108 if you have any questions or need assistance.